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                              FORM OF AMENDMENT
                                     OF
                        CERTIFICATE OF INCORPORATION
                                     OF
                        CADENCE DESIGN SYSTEMS, INC.

                       TO BE APPROVED BY STOCKHOLDERS

      The undersigned, William Porter, the Vice President and Corporate Controller of Cadence Design Systems, Inc., a corporation duly organized and existing under the laws of the State of Delaware [hereinafter referred to as the "Corporation"), does hereby certify that the following amendment of the Certificate of Incorporation of the following amendment of the Certificate of Incorporation of the Corporation, as heretofore amended, has been duly adopted by the Board of Directors and the stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, said amendment being effected by deleting the introductory paragraph of Article IV of said Certificate of Incorporation, as heretofore amended, and substituting in lieu thereof a new introductory paragraph reading as follows:

      "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 300,400,000, consisting of
      (1) 300,000,000 shares of Common Stock, par value $.01 per share (hereinafter referred to as "Common Stock") and (2) 400,000 shares of Preferred Stock, par value $.01 per share (hereinafter called the "Preferred Stock").

      IN WITNESS WHEREOF, the undersigned has made this certificate under the seal of the Corporation and has signed the same as Vice President and Corporate Controller thereof this 22 day of August, 1997.

                                       /s/ William Porter
                                       ---------------------------------------
                                       Name: William Porter
                                       Title: Vice President and Corporate
                                       Controller


Attest:


/s/ Kevin Palatnik
-----------------------------------------
Name: Kevin Palatnik
Title: Vice President, Corporate Financial and Analysis